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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 30, 1998


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-51279                 13-3633241
----------------------------        -----------            ----------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


 245 Park Avenue
 New York, New York                                            10167
 (Address of Principal                                        ----------
 Executive Offices)                                           (Zip Code)


Registrant's telephone number, including area code, is (212) 272-2000






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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.             Description
-----------            -----------             -----------
1                      5.1                     Opinion and Consent of
                                               Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STRUCTURED ASSET MORTGAGE
                                      INVESTMENTS INC.


                                      By: /s/ Mary Haggerty
                                          --------------------------
                                      Name:   Mary Haggerty
                                      Title:  Managing Director


Dated: November 25, 1998

                                  EXHIBIT INDEX


                           Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                        Description
------            -----------                        -----------

 1                   5.1                        Opinion and Consent of Counsel